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                                  REVLON, INC.

           OFFERS TO EXCHANGE CLASS A COMMON STOCK OF REVLON, INC. OR
                        CASH FOR ANY AND ALL OUTSTANDING
               8 1/8% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AK3)
               9% SENIOR NOTES DUE 2006 (CUSIP NO. 761519AQO) AND
         8 5/8% SENIOR SUBORDINATED NOTES DUE 2008 (CUSIP NO. 761519AN7
                            AND CUSIP NO. U8000EAB5)
                                    ISSUED BY

                      REVLON CONSUMER PRODUCTS CORPORATION

                                AND GUARANTEED BY
                                  REVLON, INC.


   TO: BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES AND OTHER NOMINEES:

     Revlon, Inc. ("Revlon") is offering, subject to the terms and conditions set forth in the offering circular, dated February 20, 2004 (the "Offering Circular"), and the related letter of transmittal (the "Letter of Transmittal"), to exchange (the "Exchange Offers"):

     o each $1,000 principal amount of outstanding 8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes") issued by Revlon Consumer Products Corporation, a Delaware corporation and a wholly owned subsidiary of Revlon ("Products Corporation"), and guaranteed by Revlon, for:

         o 400 shares of Class A common stock of Revlon, par value $0.01 per share ("Revlon Class A common stock"), or

         o     $830 in cash;

     o each $1,000 principal amount of outstanding 9% Senior Notes due 2006 (the "9% Senior Notes" and, together with the 8 1/8% Senior Notes, the "Senior Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     400 shares of Revlon Class A common stock, or

         o     $800 in cash;

     o each $1,000 principal amount of outstanding 8 5/8% Senior Subordinated Notes due 2008 (the "8 5/8% Senior Subordinated Notes" and, together with the Senior Notes, the "Exchange Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     300 shares of Revlon Class A common stock, or

         o     $620 in cash.

The shares of Revlon Class A common stock offered in exchange for the principal amount of the Exchange Notes are referred to as the "Stock Consideration." The cash amounts offered in exchange for the principal amount of the Exchange Notes are referred to as the "Cash Consideration"; provided that the maximum aggregate principal amount of Exchange Notes that may receive the Cash Consideration in the Exchange Offers is $150 million, which amount will be reduced by the aggregate principal amount of Additional Tendered Notes (as defined in the Offering Circular) validly tendered in the Exchange Offers and exchanged for the Stock Consideration (the "Maximum Cash Tender") and, to the extent that the aggregate principal amount of Exchange Notes tendered for the Cash Consideration exceeds the Maximum Cash Tender, Revlon will apportion the Cash Consideration pro rata as more fully described in the Offering Circular.

     Each tendering holder of Exchange Notes ("Noteholder") will also receive accrued and unpaid interest due on the validly tendered Exchange Notes up to, but not including, the date of the consummation of the Exchange Offers, which will be paid in Revlon Class A Common Stock or cash, at the option of the tendering Noteholder, without regard to whether such Noteholder has elected to receive the Stock Consideration or the Cash Consideration in exchange for the principal amount of their tendered Exchange Notes. If a Noteholder elects to receive such interest payment in additional shares of Revlon

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Class A common stock, such Noteholder will receive shares of Revlon Class A common stock at a set ratio of 400 shares of Revlon Class A common stock per $1,000 of accrued interest with respect to the amount of outstanding Exchange Notes tendered, regardless of the series of Exchange Notes that they exchange.

     Subject to the terms and conditions of the Exchange Offers, Revlon will issue the Stock Consideration or the Cash Consideration (the "Exchange Consideration") in exchange for all outstanding 8 1/8% Senior Notes, 9% Senior Notes and 8 5/8% Senior Subordinated Notes that are validly tendered. Revlon will not issue fractional shares of Revlon Class A common stock in the Exchange Offers. Rather, any fractional share to which a Noteholder would otherwise be entitled to as consideration for their Exchange Notes will be rounded down to the nearest whole number of shares. If a Noteholder receives payment for accrued and unpaid interest due on their Exchange Notes in additional shares of Revlon Class A common stock, we will not issue fractional shares of Revlon Class A common stock and no cash will be paid in lieu thereof.

     We are requesting that you contact your clients for whom you hold Exchange Notes regarding the Exchange Offers. For your information and for forwarding to your clients for whom you hold Exchange Notes registered in your name or in the name of your nominee, or who hold Exchange Notes registered in their own names, we are enclosing the following documents:

         1. The Offering Circular;

         2. The Letter of Transmittal for your information and for the information of your clients;

         3. A Notice of Guaranteed Delivery to be used to accept any or all of the Exchange Offers if the procedures for book-entry transfer cannot be completed prior to the expiration of the applicable Exchange Offer;

         4. A form of letter which may be sent to your clients for whose account you hold Exchange Notes registered in your name or the name of your nominee, with space provided for obtaining the clients' instructions with respect to the applicable Exchange Offer;

         5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

         6. Return envelopes addressed to U.S. Bank National Association, the Exchange Agent for the Exchange Offers.

     YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 19, 2004. REVLON, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY EXTEND ANY OR ALL OF THE EXCHANGE OFFERS (AS ANY EXCHANGE OFFER MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF EXCHANGE NOTES IN THE EXCHANGE OFFERS ARE IRREVOCABLE.

     Unless a holder of Exchange Notes complies with the procedures described in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures," to participate in the applicable Exchange Offer the holder must, on or prior to the Expiration Date, tender the Exchange Notes by using the book-entry transfer procedures described in the Offering Circular under the title "The Exchange Offers -- Procedures for Tendering Exchange Notes in the Exchange Offers" and transmitting an Agent's Message, with any required signatures, to the exchange agent.

     In order for a book entry transfer to constitute a valid tender of Exchange Notes in the applicable Exchange Offer, the exchange agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of the Exchange Notes into the exchange agent's applicable account at The Depository Trust Company prior to the Expiration Date. The term "Agent's Message" means a message, transmitted by the Depository Trust Company and received by the exchange agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from the tendering holder of Exchange Notes that the holder has received and has agreed to be bound by the Letter of Transmittal.

     If a registered holder of Exchange Notes wishes to tender the Exchange Notes in the applicable Exchange Offer, but the procedures for book-entry transfer cannot be completed before the Expiration Date, a tender of Exchange Notes may be effected by following the Guaranteed Delivery Procedures described in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures."


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     Revlon will not make any payments to brokers, dealers or other persons for soliciting acceptances of the Exchange Offers. Revlon will, however, upon request, reimburse brokers, dealers, commercial banks, trust companies and other nominees for reasonable and necessary costs and expenses incurred by them in forwarding the Offering Circular and the related documents to the beneficial owners of Exchange Notes held by them as nominee or in a fiduciary capacity. Revlon will pay or cause to be paid all stock transfer taxes applicable to the exchange of Exchange Notes in the Exchange Offers, except as set forth in the Letter of Transmittal.

     Any inquiries you may have with respect to any or all of the Exchange Offers, or requests for additional copies of the enclosed materials, should be directed to U.S. Bank National Association, the exchange agent for the Exchange Offers, at the address and telephone number set forth on the front of the Letter of Transmittal or D.F. King & Co., Inc., the information agent for the Exchange Offers, at the address and telephone numbers set forth in the Offering Circular.


                                        Very truly yours,


                                        REVLON, INC.


     NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF REVLON OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF EITHER OF THEM WITH RESPECT TO THE EXCHANGE OFFERS, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE OFFERING CIRCULAR OR THE LETTER OF TRANSMITTAL.


Enclosures

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